UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2013 (January 29, 2013)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2013, the Compensation Committee (the “Committee”) of the Board of Directors of Chesapeake Energy Corporation (the “Company”) granted annual long-term incentive awards to the Company’s executive officers pursuant to its Amended and Restated Long Term Incentive Plan. Half of each executive’s long-term incentive award was in the form of performance share units and the other half was equally divided between restricted stock and stock options. The grants of performance share units and restricted stock are consistent with the Company’s prior practice; however, for 2013, the Committee determined to add stock options as an element of long-term incentive compensation.  The grants of restricted stock and stock options will vest ratably over a three-year period, consistent with the performance period of the performance share units.  The stock option awards have an exercise price equal to the closing price of the Company’s common stock on the grant date.

Also on January 29, 2013, the Committee approved retention awards in the form of time-vested stock options for certain of the Company’s executive officers, including the following named executive officers: Domenic J. Dell’Osso, Jr., the Company’s Executive Vice President and Chief Financial Officer, Steven C. Dixon, the Company’s Executive Vice President – Operations and Geosciences and Chief Operating Officer, and Martha A. Burger, the Company’s Senior Vice President – Human and Corporate Resources.  Mr. Dell’Osso, Mr. Dixon and Ms. Burger received retention awards of 300,000, 360,000 and 150,000 stock options, respectively.  These stock option awards have an exercise price equal to the closing price of the Company’s common stock on the grant date, and vest one-third on each of the third, fourth and fifth anniversaries of the grant date.  The options are subject to accelerated vesting if the executive is terminated (other than for cause) during the vesting period; however, no accelerated vesting will occur if the executive retires or voluntarily resigns prior to vesting.

The forms of stock option, retention stock option and restricted stock award agreements are attached to this Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  See "Exhibit Index" attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ JENNIFER M. GRIGSBY
Jennifer M. Grigsby Senior Vice President, Treasurer and Corporate Secretary

Date:           February 4, 2013

EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Form of Nonqualified Stock Option Agreement

10.2	Form of Retention Nonqualified Stock Option Agreement

10.3	Form of Restricted Stock Award Agreement